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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 5, 2002


                          IMCLONE SYSTEMS INCORPORATED
                          (Exact Name of Registrant as
                           Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-19612                                      04-2834797
     (Commission File Number)                 (IRS Employer Identification No.)

180 Varick Street, 6th Floor, New                           10014
          York, New York
 (Address of Principal Executive                          (Zip Code)
             Offices)

                                 (212) 645-1405
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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


Item 5.  Other Events.

On March 5, 2002, ImClone Systems Incorporated (the "Company") and Bristol-Myers Squibb Company ("BMS") announced that the parties agreed to revise certain terms in the Development, Promotion, Distribution and Supply Agreement, dated as of September 19, 2001, among the Company, BMS and E.R. Squibb & Sons, LLC.

The complete text of the joint press release issued by the Company and BMS on March 5, 2002 and the Amendment No. 1 to Development, Promotion, Distribution and Supply Agreement, dated as of March 5, 2002, are attached as exhibits to this document.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1      Press Release dated March 5, 2002

          99.2 Amendment No. 1, dated March 5, 2002, to the Development, Promotion, Distribution and Supply Agreement, dated September 19, 2001, among ImClone Systems Incorporated, Bristol-Myers Squibb Company and E.R. Squibb & Sons, LLC*



* Certain portions of this agreement have been omitted pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ImClone Systems Incorporated

Date: March 6, 2002                        By       /s/ Daniel S. Lynch
                                             -----------------------------------
                                             Name:  Daniel S. Lynch
                                             Title: Senior Vice President and
                                                    Chief Financial Officer